[Pioneer Logo]

Pioneer
Equity-Income
Fund
---------------------------
SEMIANNUAL REPORT 4/30/00
---------------------------

Table of Contents
----------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         16
Notes to Financial Statements                24
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

----------------------------------------------------

Pioneer Equity-Income Fund
LETTER FROM THE CHAIRMAN 4/30/00

Dear Shareowner,
--------------------------------------------------------------------------------
As you may know, on May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano Group announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's second largest banking group and has over $150 billion in assets. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition (which is subject to regulatory approval) and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Manager Discussion with John Carey. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Equity-Income Fund

PORTFOLIO SUMMARY 4/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Begin Pie Chart]

U.S Common Stocks             96%
Depositary Receipts for
International Stocks           2%
U.S. Convertible Securities    2%

[End Pie Chart]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Begin Pie Chart]

Financial                    16%
Communication Services       16%
Utilities                    16%
Healthcare                    9%
Consumer Cyclicals            9%
Consumer Staples              9%
Energy                        9%
Capital Goods                 5%
Basic Materials               5%
Other                         6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. SBC Communications, Inc          5.00%   6. Exxon Mobil Corp.              2.97%
  2. U.S. West Communications         3.70    7. BestFoods                      2.60
     Group, Inc
  3. Schering-Plough Corp             3.66    8. Constellation Energy Group     2.54
  4. Ford Motor Co                    3.06    9. BP Amoco Plc (A.D.R.)          2.45
  5. Chevron Corp                     3.06   10. BellSouth Corp.                2.33

Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                                    CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    4/30/00         10/31/99
                              $26.64          $29.97

 Distributions per Share      Income          Short-Term          Long-Term
 (10/31/99-4/30/00)           Dividends       Capital Gains       Capital Gains
                              $0.247          $0.008              $1.752


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of April 30, 2000)

                Net Asset       Public Offering
 Period           Value            Price*
 Life-of-Fund   14.45%          13.75%
 (7/25/90)

 5 Years        16.76           15.38

 1 Year         -5.23          -10.69

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.

Growth of $10,000

[Mountain Chart Plot Points]

            Pioneer           Standard &
         Equity-Income          Poor's
             Fund*            500 Index

7/25/90     9425               10000
            9913               10824
4/92       11947               12346
           14517               13484
4/94       15111               14202
           16234               16679
4/96       20517               21701
           23654               27151
4/98       33108               38284
           37167               46631
4/00       35222               51335


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                          CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $26.47          $29.78

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99-4/30/00)         Dividends       Capital Gains       Capital Gains
                            $0.128          $0.008              $1.752


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of April 30, 2000)

                  If          If
 Period          Held      Redeemed*

Life-of-Fund    14.73%       14.73%
(4/4/94)

5 Years         15.88        15.77

1 Year          -5.98        -9.48

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.


Growth of $10,000

[Mountain Chart Plot Points]

          Pioneer               Standard &
        Equity-Income            Poor's
           Fund*                500 Index

 4/4/94    10000               10000
           10343               10273
           10593               10922
 4/95      11036               12065
           12568               13802
 4/96      13854               15698
           14416               17116
 4/97      15853               19641
           18646               22613
 4/98      22009               27694
           21971               27585
 4/99      24529               33732
           24263               34653
 4/00      23061               37135


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                           CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $26.42          $29.75

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99-4/30/00)         Dividends       Capital Gains       Capital Gains
                            $0.122          $0.008              $1.752


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of April 30, 2000)

                  If          If
 Period          Held      Redeemed*

 Life-of-Fund    13.00%      13.00%
 (1/31/96)

 1 Year          -6.11       -6.11


* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

Growth of $10,000

[Mountain Chart Plot Points]

               Pioneer             Standard
            Equity-Income           & Poor's
                Fund*              500 Index
1/96            10000               10000
4/96            10133               10340
                 9745               10173
                10534               11274
                11405               12631
4/97            11580               12937
                13563               15473
                13622               14894
                14795               16030
4/98            16075               18241
                15828               18456
                16047               18169
                16858               21230
4/99            17908               22218
                17879               22177
                17708               22825
                16551               23419
4/00            16813               24459




The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/00                          CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/00         10/31/99
                            $26.66          $30.00

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/99-4/30/00)         Dividends       Capital Gains       Capital Gains
                            $0.299          $0.008              $1.752


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns*
(As of April 30, 2000)

                  If        If
 Period          Held      Redeemed
 Life-of-Fund     2.74%      2.74%
 (7/2/98)

 1 Year          -4.88      -4.88

* Assumes reinvestment of distributions.

Gerowth of $10,000

[Mountain Chart Plot Points]

              Pioneer Equity-      Standard &
               Income Fund*        Poor's 500
                                     Index
7/2/98          10000               10000
                 9680                9788
                 8663                8361
                 9229                8919
10/98            9841                9635
                10201               10205
                10564               10815
                10366               11259
                10156               10895
                10091               11352
4/99            11045               11783
                10955               11488
                11315               12150
                11060               11761
                10849               11687
                10481               11392
10/99           10990               12105
                10784               12336
                10679               13086
                10307               12420
                 9504               12170
                10207               13383
4/00            10506               12971



 The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/00
--------------------------------------------------------------------------------

In the following discussion, John Carey, the portfolio manager of Pioneer Equity-Income Fund, reviews the market environment and the Fund's performance for the six month period ended April 30, 2000.


Q: Why have the last six months been rough for investors in dividend-paying stocks? How did Pioneer Equity-Income Fund perform in this environment?

A: The focus of the stock market on high-growth, technology stocks reached a fever pitch in the last few months of 1999 and the first couple months of 2000. Valuation disparities between the so-called "new economy" and "old economy" stocks grew wider and wider as investors, and mutual funds, poured money into the former and ignored the latter. Naturally this was a difficult period for a distinctly "old economy" portfolio like that of Pioneer Equity-Income Fund. However, after the first week of March, a significant alternation appeared to begin in the market. Investors grew skittish over the sky-high price-to-earnings multiples on leading technology stocks--especially in view of rising interest rates and somewhat lower earnings expectations--and a sharp "correction" in that sector ensued.

   The investment results for the six months ended April 30, 2000 still reflect the different performances during most of that period between the higher dividend-paying stocks in the Fund and the leading growth stocks that drive the Standard & Poor's 500 Index. The Fund's Class A shares returned -4.56% at net asset value for the period, versus a gain of 7.15% on the unmanaged S&P 500. In the same period the average equity-income fund, as classified by Lipper, Inc., returned -0.66%. (Lipper is an independent firm that tracks mutual fund performance.)

Q: Is it difficult to maintain a consistent approach in today's market?

A: While we are troubled by near-term underperformance versus our benchmarks, we believe that the longer-term record of the Fund justifies our confidence in the conservative, dividend-oriented strategy we have pursued. Of course it is tempting to chase fads and follow fashions and bend with every beguiling wind that blows through the stock market, but we do not think that frequently changing course would be

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/00                          (continued)
--------------------------------------------------------------------------------

   prudent. By the time a fad or fashion is well established, it is probably about to become outmoded and replaced by something else. Yes, discipline in investing, like discipline in general, is difficult, but we believe it is important.


Q: Was there one market sector that particularly affected Fund performance over the last six months?

A: The main stock group affecting performance was the one we largely did not own, namely technology. The Fund is perennially underweighted in this sector relative to the "tech" weighting in the S&P 500 Index due to the general lack of dividend income from technology stocks. On April 30, 2000, about 4% of the Fund's assets were invested in that sector, versus the 31% weighting for that sector in the S&P 500. However, with the "turning of the tables" that we have seen since early March, the relative price performance of stocks in our favored sectors has improved considerably. We are hopeful for the rest of the year, but cannot make any predictions or promises.


Q: What changes did you make in the portfolio during the most recent quarter?

A: The quarter ended April 30 was an active one for the Fund. We took advantage of market volatility to consolidate the portfolio into a shorter list of securities. We realized gains in some cases, for instance in our liquidations of Sprint, Bank of New York, and Minnesota Mining & Manufacturing, as well as in the sale of a large part of our position in Hewlett-Packard. In other cases we took losses, for example in our disposals of Goodyear Tire & Rubber, Lockheed Martin and Harris. In all, we liquidated 13 positions and had one more, Public Service of North Carolina, purchased from us in a cash acquisition offer by another company. The other positions liquidated were AK Steel Holdings, Sara Lee, Chase Manhattan, North Fork Bancorp, American National Insurance, Astoria Financial and Queens County Bancorp. In addition, our Indiana Energy became Vectren, and we received shares of BP Amoco in exchange for our shares of Atlantic Richfield in yet another corporate merger. Reflecting our aim to focus the portfolio, we did not add any positions during the quarter.

Pioneer Equity-Income Fund

Q: What is your view of the current stock-market environment?

A: Clearly we are a bit relieved that the "spell" of high tech has been broken and that investor interest appears to have broadened to include stocks in other sectors. Risks remain, however--as they always do. The main concern for us is the rising level of interest rates and the possibility that rates will go up more than the stock market has "factored in." Overall, higher rates can have a dampening effect on economic growth and stock-market performance. Lately there have even been descriptions of the current stock market as a "bear" market; and should that be confirmed over the next several months, investor nerves, already frazzled, will be further tested.

   It is at times like this when experience is a friend. We take comfort from our 72 years of experience at Pioneer in managing through all kinds of different markets. We believe conservative attention to underlying value has served us and our shareholders well, and in the case of Pioneer Equity-Income, the emphasis on dividends has meant that even in downturns our shareholders have had regular quarterly income distributions. Those distributions can be used for automatic reinvestment in additional shares of the Fund at net asset value and indeed this is the choice of the vast majority of our shareowners. Otherwise, we would counsel patience, and remind you to focus on the long-term investment goals that led to your initial interest in the Fund. We are much appreciative for your support.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)
--------------------------------------------------------------------------------


  Principal
      Value                                                                  Value
                 CONVERTIBLE CORPORATE BOND - 0.1%
   $800,000      Commscope Inc., 4.0%, 12/15/06 (144A)                 $ 1,000,464
                                                                       -----------
                 Total Convertible Corporate Bond
                 (Cost $800,000)                                       $ 1,000,464
                                                                       -----------
    Shares
                 CONVERTIBLE PREFERRED STOCKS - 2.0%
    123,000      Cox Communications, Inc., 7.0%, 8/16/02               $ 7,103,250
     84,700      Union Pacific Capital Trust, 6.25%, 4/1/28              3,634,223
    123,000      Union Pacific Capital Trust, 6.25%, 4/1/28 (144A)       5,277,561
                                                                       -----------
                 Total Convertible Preferred Stocks
                 (Cost $15,543,900)                                    $16,015,034
                                                                       -----------
                 COMMON STOCKS - 97.9%
                 Basic Materials - 5.5%
                 Aluminum - 0.7%
     88,000      Alcoa Inc.                                            $ 5,709,000
                                                                       -----------
                 Chemicals - 1.1%
    197,632      E.I. du Pont de Nemours and Co.                       $ 9,375,168
                                                                       -----------
                 Iron & Steel - 1.5%
    523,405      Roanoke Electric Steel Corp.                          $ 9,028,736
    250,000      Worthington Industries, Inc.                            3,093,750
                                                                       -----------
                                                                       $12,122,486
                                                                       -----------
                 Metals Mining - 1.2%
    217,600      Phelps Dodge Corp.                                    $10,064,000
                                                                       -----------
                 Paper & Forest Products - 1.0%
    210,000      Consolidated Papers, Inc.                             $ 7,953,750
                                                                       -----------
                 Total Basic Materials                                 $45,224,404
                                                                       -----------
                 Capital Goods - 5.1%
                 Aerospace/Defense - 0.3%
     38,700      General Dynamics Corp.                                $ 2,263,950
                                                                       -----------
                 Machinery (Diversified) - 1.6%
    505,957      The Gorman-Rupp Co.+                                  $ 8,285,046
    272,600      The Timken Co.                                          5,043,100
                                                                       -----------
                                                                       $13,328,146
                                                                       -----------
                 Manufacturing (Diversified) - 0.9%
    117,800      Johnson Controls, Inc.                                $ 7,458,212
                                                                       -----------



10 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Shares                                                         Value
            Manufacturing (Specialized) - 0.5%
156,150     Diebold, Inc.                                $  4,508,831
                                                         ------------
            Trucks & Parts - 1.8%
310,500     PACCAR, Inc.                                 $ 14,768,156
                                                         ------------
            Total Capital Goods                          $ 42,327,295
                                                         ------------
            Communication Services - 15.6%
            Telephone - 15.6%
184,585     Alltel Corp.                                 $ 12,297,976
115,000     Bell Atlantic Corp.                             6,813,750
396,400     BellSouth Corp.                                19,299,725
280,700     GTE Corp.                                      19,017,425
944,669     SBC Communications, Inc.                       41,388,311
429,877     U.S. West Communications Group, Inc.           30,601,869
                                                         ------------
            Total Communication Services                 $129,419,056
                                                         ------------
            Consumer Cyclicals - 8.8%
            Automobiles - 5.0%
463,800     Ford Motor Co.                               $ 25,364,062
175,000     General Motors Corp.                           16,384,375
                                                         ------------
                                                         $ 41,748,437
                                                         ------------
            Auto Parts & Equipment - 1.6%
682,366     Delphi Automotive Systems Corp.              $ 13,050,250
                                                         ------------
            Publishing - 1.0%
160,000     The McGraw-Hill Co., Inc.                    $  8,400,000
                                                         ------------
            Publishing (Newspapers) - 0.1%
 20,000     Tribune Co.                                  $    777,500
                                                         ------------
            Retail (Department Stores) - 0.5%
141,000     May Department Stores Co.                    $  3,877,500
                                                         ------------
            Services (Advertising/Marketing) - 0.6%
117,800     The Interpublic Group of Companies, Inc.     $  4,829,800
                                                         ------------
            Total Consumer Cyclicals                     $ 72,683,487
                                                         ------------
            Consumer Staples - 7.9%
            Beverages - 0.5%
121,300     Pepsico, Inc.                                $  4,450,194
                                                         ------------
            Entertainment - 1.2%
531,200     Cedar Fair, L.P.                             $ 10,192,400
                                                         ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


 Shares                                                       Value
            Foods - 5.4%
429,000     BestFoods                                   $21,557,250
180,000     Campbell Soup Co.                             4,680,000
256,000     General Mills, Inc.                           9,312,000
177,750     H.J. Heinz Co.                                6,043,500
 50,000     Quaker Oats Co.                               3,259,375
                                                        -----------
                                                        $44,852,125
                                                        -----------
            Household Products (Non-Durables) - 0.5%
 66,000     Colgate-Palmolive Co.                       $ 3,770,250
                                                        -----------
            Personal Care - 0.3%
 50,000     Gillette Co.                                $ 1,850,000
                                                        -----------
            Total Consumer Staples                      $65,114,969
                                                        -----------
            Energy - 8.9%
            Oil (Domestic Integrated) - 0.5%
153,305     Conoco, Inc. (Class B)                      $ 3,813,462
                                                        -----------
            Oil (International Integrated) - 8.4%
396,880     BP Amoco Plc (A.D.R.)                       $20,240,880
297,700     Chevron Corp.                                25,341,712
316,939     Exxon Mobil Corp.                            24,622,199
                                                        -----------
                                                        $70,204,791
                                                        -----------
            Total Energy                                $74,018,253
                                                        -----------
            Financial - 16.2%
            Banks (Major Regional) - 4.0%
 50,000     Comerica, Inc.                              $ 2,118,750
 98,440     Fleet Boston Financial, Inc.                  3,488,467
266,600     Mellon Financial Corp.                        8,564,525
364,000     National City Corp.                           6,188,000
425,788     Old Kent Financial Corp.                     12,826,863
                                                        -----------
                                                        $33,186,605
                                                        -----------
            Banks (Regional) - 2.8%
807,500     First Security Corp.                        $11,405,937
269,300     First Tennessee National Corp.                5,116,700
283,900     SouthTrust Corp.                              6,778,112
                                                        -----------
                                                        $23,300,749
                                                        -----------
            Insurance (Life/Health) - 0.7%
136,000     ReliaStar Financial Corp.                   $ 5,856,500
                                                        -----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
            Insurance (Property/Casualty) - 2.9%
170,100     Chubb Corp.                                        $ 10,822,612
175,050     HSB Group, Inc.                                       5,076,450
227,800     St. Paul Companies, Inc.                              8,115,375
                                                               ------------
                                                               $ 24,014,437
                                                               ------------
            Investment Banking/Brokerage - 1.8%
175,000     Edwards (AG), Inc.                                 $  6,584,375
184,100     Paine Webber Group, Inc.                              8,077,388
                                                               ------------
                                                               $ 14,661,763
                                                               ------------
            Investment Management - 3.6%
232,600     Alliance Capital Management, L.P.                  $ 10,423,387
104,000     Eaton Vance Corp. (Non-voting)                        4,400,500
402,000     T. Rowe Price Associates, Inc.                       15,326,250
                                                               ------------
                                                               $ 30,150,137
                                                               ------------
            Savings & Loan Companies - 0.4%
122,000     Washington Mutual, Inc.                            $  3,118,625
                                                               ------------
            Total Financial                                    $134,288,816
                                                               ------------
            Healthcare - 9.6%
            Healthcare (Diversified) - 4.0%
356,600     Abbott Laboratories                                $ 13,706,813
200,000     Bristol-Myers Squibb Co.                             10,487,500
105,000     Johnson & Johnson                                     8,662,500
                                                               ------------
                                                               $ 32,856,813
                                                               ------------
            Healthcare (Drugs/Major Pharmaceuticals) - 5.0%
160,400     Merck & Co., Inc.                                  $ 11,147,800
751,600     Schering-Plough Corp.                                30,298,875
                                                               ------------
                                                               $ 41,446,675
                                                               ------------
            Healthcare (Medical Products/Supplies) - 0.6%
188,000     Becton, Dickinson & Co.                            $  4,817,500
                                                               ------------
            Total Healthcare                                   $ 79,120,988
                                                               ------------
            Technology - 3.8%
            Computers (Hardware) - 2.3%
115,600     Hewlett-Packard Co.                                $ 15,606,000
 30,000     IBM Corp.                                             3,348,750
                                                               ------------
                                                               $ 18,954,750
                                                               ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


 Shares                                                                    Value
            Photography/Imaging - 1.5%
220,000     Eastman Kodak Co.                                       $12,306,250
                                                                    -----------
            Total Technology                                        $31,261,000
                                                                    -----------
            Transportation - 0.9%
            Railroads - 0.9%
105,000     Burlington Northern Santa Fe Corp.                      $ 2,533,125
293,600     Norfolk Southern Corp.                                    5,174,700
                                                                    -----------
            Total Transportation                                    $ 7,707,825
                                                                    -----------
            Utilities - 15.6%
            Electric Companies - 10.2%
296,200     Allegheny Energy, Inc.                                  $ 8,997,075
235,400     American Electric Power Co., Inc.                         8,621,525
636,500     Constellation Energy Group                               21,044,281
372,350     DPL, Inc.                                                 8,657,138
200,000     DQE, Inc.                                                 7,650,000
229,000     Duke Energy Corp.                                        13,167,500
 60,000     FPL Group, Inc.                                           2,711,250
284,400     Kansas City Power & Light Co.                             7,305,525
140,000     NSTAR                                                     6,168,750
                                                                    -----------
                                                                    $84,323,044
                                                                    -----------
            Natural Gas - 4.9%
100,600     Buckeye Partners, L.P.                                  $ 2,722,488
454,700     KeySpan Energy Corp.                                     13,356,813
110,882     Kinder Morgan Energy Partners, L.P.                       4,324,398
 72,200     Lakehead Pipe Line Partners, L.P. (Preferred Units)       2,563,100
191,200     NICOR, Inc.                                               6,476,900
147,933     Vectren Corp.                                             2,977,152
446,600     Questar Corp.                                             8,401,663
                                                                    -----------
                                                                    $40,822,514
                                                                    -----------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                         Value
            Power Producers (Independent) - 0.1%
100,000     Consol Energy, Inc.                      $  1,037,500
                                                     ------------
            Water Utility - 0.4%
150,400     American Water Works Co., Inc.           $  3,412,200
                                                     ------------
            Total Utilities                          $129,595,258
                                                     ------------
            TOTAL COMMON STOCKS
            (Cost $612,149,171)                      $810,761,351
                                                     ------------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $628,493,071)(a)                   $827,776,849
                                                     ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2000, the value of these securities amounted to $6,278,025 or 0.8% of total net assets.

   + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

 (a) At April 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $624,338,921 was as follows:

    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                      $234,351,532
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                       (30,913,604)
                                                                    ------------
    Net unrealized gain                                             $203,437,928
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2000 aggregated $24,665,892 and $158,190,865, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
BALANCE SHEET 4/30/00 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $628,493,071)         $827,776,849
  Cash                                                                    295
  Receivables -
   Investment securities sold                                       2,180,807
   Fund shares sold                                                   453,250
   Dividends and interest                                           1,865,891
  Other                                                                57,836
                                                                 ------------
    Total assets                                                 $832,334,928
                                                                 ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                       $  1,231,060
  Due to affiliates                                                   925,089
  Accrued expenses                                                    467,144
  Other                                                               498,000
                                                                 ------------
  Total liabilities                                              $  3,121,293
                                                                 ------------
NET ASSETS:
  Paid-in capital                                                $596,004,596
  Accumulated undistributed net investment income                   4,667,595
  Accumulated undistributed net realized gain on investments       29,257,666
  Net unrealized gain on investments                              199,283,778
                                                                 ------------
    Total net assets                                             $829,213,635
                                                                 ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $537,531,216/20,181,386 shares)              $      26.64
                                                                 ============
  Class B (based on $257,176,152/9,717,595 shares)               $      26.47
                                                                 ============
  Class C (based on $31,981,626/1,210,481 shares)                $      26.42
                                                                 ============
  Class Y (based on $2,524,641/94,699 shares)                    $      26.66
                                                                 ============
MAXIMUM OFFERING PRICE:
  Class A                                                        $      28.27
                                                                 ============



16 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/00


INVESTMENT INCOME:
  Dividends                                                 $13,869,108
  Interest                                                      156,514
                                                            -----------
    Total investment income                                                  $ 14,025,622
                                                                             ------------
EXPENSES:
  Management fees                                           $ 2,725,075
  Transfer agent fees
   Class A                                                      554,432
   Class B                                                      325,511
   Class C                                                       70,402
   Class Y                                                          330
  Distribution fees
   Class A                                                      730,566
   Class B                                                    1,424,043
   Class C                                                      181,165
  Administrative fees                                           113,455
  Custodian fees                                                 42,769
  Registration fees                                             122,651
  Professional fees                                              33,282
  Printing                                                      237,156
  Fees and expenses of nonaffiliated trustees                    18,994
  Miscellaneous                                                  27,685
                                                            -----------
    Total expenses                                                           $  6,607,516
    Less fees paid indirectly                                                     (93,522)
                                                                             ------------
    Net expenses                                                             $  6,513,994
                                                                             ------------
     Net investment income                                                   $  7,511,628
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                           $ 31,412,085
  Change in net unrealized gain on investments                                (93,223,954)
                                                                             ------------
   Net loss on investments                                                   $(61,811,869)
                                                                             ------------
   Net decrease in net assets resulting from operations                      $(54,300,241)
                                                                             ============



The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/00 and the Year Ended 10/31/99

                                                            Six Months
                                                               Ended
                                                              4/30/00          Year Ended
                                                            (unaudited)         10/31/99
FROM OPERATIONS:
Net investment income                                     $    7,511,628    $   13,786,196
Net realized gain on investments                              31,412,085        61,324,548
Change in net unrealized gain on investments                 (93,223,954)       25,524,442
                                                          --------------    --------------
  Net increase (decrease) in net assets resulting
    from operations                                       $  (54,300,241)   $  100,635,186
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.25 and $0.47 per share, respectively)       $   (5,427,026)   $  (10,285,113)
  Class B ($0.13 and $0.23 per share, respectively)           (1,372,594)       (2,531,367)
  Class C ($0.12 and $0.21 per share, respectively)             (167,333)         (249,159)
  Class Y ($0.30 and $0.58 per share, respectively)              (31,230)          (65,967)
Net realized gain:
  Class A ($1.76 and $0.76 per share, respectively)          (38,673,782)      (15,956,369)
  Class B ($1.76 and $0.76 per share, respectively)          (19,330,433)       (7,785,465)
  Class C ($1.76 and $0.76 per share, respectively)           (2,471,114)         (736,803)
  Class Y ($1.76 and $0.76 per share, respectively)             (206,267)          (80,223)
                                                          --------------    --------------
   Total distributions to shareholders                    $  (67,679,779)   $  (37,690,466)
                                                          --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $   94,966,134    $  277,147,856
Reinvestment of distributions                                 61,924,259        34,629,922
Cost of shares repurchased                                  (240,492,205)     (234,614,664)
                                                          --------------    --------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                          $  (83,601,812)   $   77,163,114
                                                          --------------    --------------
  Net increase (decrease) in net assets                   $ (205,581,832)   $  140,107,834
NET ASSETS:
Beginning of period                                        1,034,795,467       894,687,633
                                                          --------------    --------------
End of period (including accumulated undistributed net
  investment income of $4,667,595 and $4,154,150,
  respectively)                                           $  829,213,635    $1,034,795,467
                                                          ==============    ==============



18 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   '00 Shares       '00 Amount
                                  (unaudited)      (unaudited)       '99 Shares       '99 Amount
CLASS A
Shares sold                         2,394,505    $   64,312,740       5,534,197    $  162,178,227
Reinvestment of distributions       1,497,102        41,129,607         858,056        24,507,206
Less shares repurchased            (5,787,050)     (151,689,233)     (5,110,961)     (150,324,477)
                                   ----------    --------------      ----------    --------------
  Net increase (decrease)          (1,895,443)   $  (46,246,886)      1,281,292    $   36,360,956
                                   ==========    ==============      ==========    ==============
CLASS B
Shares sold                           924,323    $   24,478,785       3,060,616    $   89,638,439
Reinvestment of distributions         669,170        18,313,984         322,601         9,146,739
Less shares repurchased            (2,903,763)      (75,295,575)     (2,438,832)      (71,739,397)
                                   ----------    --------------      ----------    --------------
  Net increase (decrease)          (1,310,270)   $  (32,502,806)        944,385    $   27,045,781
                                   ==========    ==============      ==========    ==============
CLASS C
Shares sold                           223,131    $    5,980,276         834,174    $   24,434,881
Reinvestment of distributions          82,154         2,246,754          29,295           829,857
Less shares repurchased              (483,954)      (12,493,365)       (404,784)      (11,931,328)
                                   ----------    --------------      ----------    --------------
  Net increase (decrease)            (178,669)   $   (4,266,335)        458,685    $   13,333,410
                                   ==========    ==============      ==========    ==============
CLASS Y
Shares sold                             7,182    $      194,333          30,456    $      896,309
Reinvestment of distributions           8,511           233,914           5,108           146,120
Less shares repurchased               (38,250)       (1,014,032)        (20,985)         (619,462)
                                   ----------    --------------      ----------    --------------
  Net increase (decrease)             (22,557)   $     (585,785)         14,579    $      422,967
                                   ==========    ==============      ==========    ==============



The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                              4/30/00      Year Ended
                                                            (unaudited)     10/31/99
CLASS A
Net asset value, beginning of period                         $ 29.97        $ 28.10
                                                             -------        -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.28        $  0.48
 Net realized and unrealized gain (loss) on investments        (1.60)          2.62
                                                             --------       -------
  Net increase (decrease) from investment operations         $ (1.32)       $  3.10
Distributions to shareholders:
 Net investment income                                         (0.25)         (0.47)
 Net realized gain                                             (1.76)         (0.76)
                                                             --------       --------
Net increase (decrease) in net asset value                   $ (3.33)       $  1.87
                                                             --------       --------
Net asset value, end of period                               $ 26.64        $ 29.97
                                                             ========       =======
Total return*                                                  (4.56)%        11.26%
Ratio of net expenses to average net assets+                    1.17%**        1.09%
Ratio of net investment income to average net assets+           1.92%**        1.62%
Portfolio turnover rate                                            5%**          23%
Net assets, end of period (in thousands)                    $537,531       $661,598
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.15%**        1.07%
 Net investment income                                          1.94%**        1.64%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            10/31/98     10/31/97     10/31/96     10/31/95
CLASS A
Net asset value, beginning of period                        $ 24.78      $ 20.37      $ 18.22     $ 16.16
                                                            -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.49      $  0.50      $  0.55     $  0.54
 Net realized and unrealized gain (loss) on investments        4.04         5.36         2.24        2.45
                                                            -------      -------      -------     --------
  Net increase (decrease) from investment operations        $  4.53      $  5.86      $  2.79     $  2.99
Distributions to shareholders:
 Net investment income                                        (0.48)       (0.50)       (0.50)      (0.53)
 Net realized gain                                            (0.73)       (0.95)       (0.14)      (0.40)
                                                            --------     --------     --------    --------
Net increase (decrease) in net asset value                  $  3.32      $  4.41      $  2.15     $  2.06
                                                            --------     --------     --------    --------
Net asset value, end of period                              $ 28.10      $ 24.78      $ 20.37     $ 18.22
                                                            ========     ========     ========    ========
Total return*                                                 18.69%       30.40%       15.53%      19.51%
Ratio of net expenses to average net assets+                   1.05%        1.11%        1.19%       1.29%
Ratio of net investment income to average net assets+          1.82%        2.22%        2.85%       3.26%
Portfolio turnover rate                                          12%          18%          47%         13%
Net assets, end of period (in thousands)                   $584,389     $452,300     $336,384    $249,981
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.04%        1.10%        1.18%       1.27%
 Net investment income                                         1.83%        2.23%        2.86%       3.28%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                              4/30/00      Year Ended
                                                            (unaudited)     10/31/99
CLASS B
Net asset value, beginning of period                         $ 29.78        $ 27.91
                                                             -------        -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.17        $  0.25
 Net realized and unrealized gain (loss) on investments        (1.59)          2.61
                                                             --------       -------
  Net increase (decrease) from investment operations         $ (1.42)       $  2.86
Distributions to shareholders:
 Net investment income                                         (0.13)         (0.23)
 Net realized gain                                             (1.76)         (0.76)
                                                             --------       --------
Net increase (decrease) in net asset value                   $ (3.31)       $  1.87
                                                             --------       --------
Net asset value, end of period                               $ 26.47        $ 29.78
                                                             ========       ========
Total return*                                                  (4.95)%        10.43%
Ratio of net expenses to average net assets+                    1.96%**        1.87%
Ratio of net investment income to average net assets+           1.13%**        0.84%
Portfolio turnover rate                                            5%**          23%
Net assets, end of period (in thousands)                     $257,176       $328,360
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.94%**        1.85%
 Net investment income                                          1.15%**        0.86%



                                                           Year Ended   Year Ended   Year Ended   Year ended
                                                            10/31/98     10/31/97     10/31/96     10/31/95
CLASS B
Net asset value, beginning of period                        $ 24.63      $ 20.26      $ 18.15      $ 16.14
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.29      $  0.33      $  0.41      $  0.45
 Net realized and unrealized gain (loss) on investments        4.01         5.32         2.22         2.41
                                                            -------      -------      -------      -------
  Net increase (decrease) from investment operations        $  4.30      $  5.65      $  2.63         2.86
Distributions to shareholders:
 Net investment income                                        (0.29)       (0.33)       (0.38)       (0.45)
 Net realized gain                                            (0.73)       (0.95)       (0.14)       (0.40)
                                                            --------     --------     --------     -------
Net increase (decrease) in net asset value                  $  3.28      $  4.37      $  2.11      $  2.01
                                                            --------     --------     --------     -------
Net asset value, end of period                              $ 27.91      $ 24.63      $ 20.26      $ 18.15
                                                            ========     ========     =======      =======
Total return*                                                 17.83%       29.35%       14.70%       18.64%
Ratio of net expenses to average net assets+                   1.82%        1.88%        1.95%        2.02%
Ratio of net investment income to average net assets+          1.05%        1.45%        2.06%        2.35%
Portfolio turnover rate                                          12%          18%          47%          13%
Net assets, end of period (in thousands)                   $281,469     $201,360     $134,657      $60,433
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.81%        1.87%        1.94%        1.98%
 Net investment income                                         1.06%        1.46%        2.07%        2.39%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             4/30/00     Year Ended   Year Ended   Year Ended    1/31/96 to
                                                           (unaudited)    10/31/99     10/31/98     10/31/97      10/31/96
CLASS C
Net asset value, beginning of period                        $ 29.75       $ 27.88      $ 24.61      $ 20.25      $ 19.49
                                                            -------       -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.14       $  0.22      $  0.27      $  0.32      $  0.27
 Net realized and unrealized gain (loss) on investments       (1.59)         2.62         4.02         5.32         0.76
                                                            --------      -------      -------      -------      -------
  Net increase (decrease) from investment operations        $ (1.45)      $  2.84      $  4.29      $  5.64      $  1.03
Distributions to shareholders:
 Net investment income                                        (0.12)        (0.21)       (0.29)       (0.33)       (0.27)
 Net realized gain                                            (1.76)        (0.76)       (0.73)       (0.95)          --
                                                            --------      -------      -------      -------      --------
Net increase (decrease) in net asset value                  $ (3.33)      $  1.87      $  3.27      $  4.36      $  0.76
                                                            --------      -------      -------      -------      --------
Net asset value, end of period                              $ 26.42       $ 29.75      $ 27.88      $ 24.61      $ 20.25
                                                            ========      =======      =======      =======      ========
Total return*                                                 (5.06)%       10.35%       17.80%       29.32%        5.34%
Ratio of net expenses to average net assets+                   2.12%**       1.97%        1.89%        1.93%        1.98%**
Ratio of net investment income to average net assets+          0.98%**       0.74%        0.97%        1.35%        1.91%**
Portfolio turnover rate                                           5%**         23%          12%          18%          47%
Net assets, end of period (in thousands)                    $31,982       $41,320      $25,941      $12,324      $  4,144
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.10%**       1.94%        1.87%        1.91%        1.94%**
 Net investment income                                         1.00%**       0.77%        0.99%        1.37%        1.95%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/00
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          4/30/00       Year Ended       7/2/98 to
                                                        (unaudited)      10/31/99        10/31/98
CLASS Y
Net asset value, beginning of period                     $ 30.00         $ 28.13        $ 28.72
                                                         -------         -------        -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.35         $  0.59        $  0.18
 Net realized and unrealized gain (loss) on
   investments                                             (1.63)           2.62          (0.64)
                                                         --------        -------        --------
  Net increase (decrease) from investment
    operations                                           $ (1.28)       $   3.21        $ (0.46)
Distributions to shareholders:
 Net investment income                                     (0.30)          (0.58)         (0.13)
 Net realized gain                                         (1.76)          (0.76)            --
                                                         --------        --------       --------
Net increase (decrease) in net asset value               $ (3.34)       $   1.87        $ (0.59)
                                                         --------        --------       --------
Net asset value, end of period                           $ 26.66         $ 30.00        $ 28.13
                                                         ========        ========       ========
Total return*                                              (4.40)%         11.67%         (1.59)%
Ratio of net expenses to average net assets+                0.76%**         0.70%          0.74%**
Ratio of net investment income to average net
  assets+                                                   2.34%**         2.01%          2.07%**
Portfolio turnover rate                                        5%**           23%            12%
Net assets, end of period (in thousands)                 $ 2,525           3,517        $ 2,888
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               0.75%**         0.69%          0.74%**
 Net investment income                                      2.35%**         2.02%          2.07%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareholders.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax pur-

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   poses. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $2,708 of class action settlements received by the Fund during the six months ended April 30, 2000.

B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
   The Fund records sales and repurchases of its shares as of trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $54,565 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2000.


D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                 (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2.  Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2000, $439,679 was payable to PIM related to management fees, administrative fees and certain other services.

3.  Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $137,179 in transfer agent fees payable to PSC at April 30, 2000.

4.  Distribution Plans
The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $348,231 in distribution fees payable to PFD at April 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2000, CDSCs in the amount of $649,137 were paid to PFD.

5.  Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2000, the Fund's expenses were reduced by $93,522 under such arrangements.

6.  Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended April 30, 2000 was $206,566. The average daily shares outstanding during the period were 34,347,178 resulting in an average borrowing per share of $0.01. The related weighted average annualized interest rate for the period was 6.34%, and the total interest expense on such borrowings was $9,887.

7.  Affiliated Companies
The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2000:

                                                    Dividend
Affiliates                 Purchases     Sales       Income         Value
--------------------------------------------------------------------------------
  The Gorman-Rupp Co.         $  -      $  -      $151,787      $8,285,046

-------------------------------------------------------------------------------

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

                                      Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund


International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund


Tax-Free
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]


 Pioneer Investment Management, Inc.
 60 State Street                        8277-00-0600
 Boston, Massachusetts 02109            (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com                   [recycle logo] Printed on Recycled Paper